FIRST AMENDMENT TO REVOLVING CREDIT AND

LETTER OF CREDIT LOAN AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AND LETTER OF CREDIT LOAN AGREEMENT (this “Amendment”) is entered into this the day of April, 2005 by and between, U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (the “Borrower”), and SUNTRUST BANK, FLEET NATIONAL BANK, LASALLE BANK, NATIONAL ASSOCIATION, BRANCH BANKING AND TRUST COMPANY, NATIONAL CITY BANK, REGIONS FINANCIAL CORPORATION (collectively the “Lenders”), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

RECITALS:

A.	The Borrower, Administrative Agent and the Lenders previously entered into that certain Revolving Credit and Letter of Credit Loan Agreement dated October 14, 2004 (the “Agreement”).
B.	The Borrower, Administrative Agent and the Lenders desire to amend the Agreement as provided herein.
C.	Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Borrower, Administrative Agent and the Lenders agree as follows:

1.              Section 7.4 of the Agreement concerning “Investments, Loans, Etc.” is amended as follows:

Subsection (m) of Section 7.4 is deleted and the following is substituted in lieu thereof:

(m)          Other Investments which in the aggregate do not exceed $10,000,000 during theterm of the Agreement; and

The following is added as new subsection (n) to Section 7.4 as an additional Investment permitted thereunder:

(n)

An Investment in Total Transportation of Mississippi (TTMS) consisting            of: (i) the purchase of common stock of TTMS for an amount not to exceed $3,700,000 and (ii) a loan to TTMS in a principal amount not to exceed $4,300,000.

2.	The Agreement is not amended in any other respect.

3.              The Borrower reaffirms the terms and provisions of the Agreement, and the Borrower agrees that such terms and provisions are valid and binding, enforceable in accordance with its terms and provisions, subject to no defense, counterclaim, or objection.

ENTERED INTO as of the date first above written.

BORROWER:

U.S. XPRESS ENTERPRISES, INC.

By: /s/Ray M. Harlin
Title: Assistant Secretary

LENDERS:

SUNTRUST BANK

as Administrative Agent, as an Issuing Bank, as Swingline Lender and as a Lender

By: /s/Ned Spitzer
Title: Vice President

[additional signature lines continued on following pages]

FLEET NATIONAL BANK, as Issuing Bank for Existing Letters of Credit and as a Lender
By: /s/ Andrew Bunton
Title: Vice President

LASALLE BANK, NATIONAL ASSOCIATION
By: /s/ Nick T. Weaver
Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY
By: /s/ J. Allen Rathbone
Title: Senior Vice President

NATIONAL CITY BANK
By: /s/ John Ankerman
Title: Senior Vice President

REGIONS FINANCIAL CORPORATION
By: /s/Elaine B. Passman
Title: Assistant Vice President